UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2020

The McClatchy Company

(Exact name of registrant as specified in its charter)

DELAWARE	1-9824	52-2080478
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Q Street

Sacramento, CA 95816

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (916) 321-1844

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	MNIQQ(1)	N/A(1)

(1)On February 21, 2020, the NYSE American filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the Class A Common Stock of The McClatchy Company. The delisting became effective 10 days after the Form 25 was filed. The deregistration of the Class A Common Stock under section 12(b) of the Securities Exchange Act of 1934 became effective on May 21, 2020, 90 days after the filing of the Form 25. Following deregistration of the Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, the Class A Common Stock shall remain registered under Section 12(g) of the Securities Exchange Act of 1934. Beginning on February 16, 2020, the Class A Common Stock was quoted on the OTC Pink Market under the symbol “MNIQQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01	Entry into a Material Definitive Agreement.

On July 24, 2020, The McClatchy Company (the “Company”) entered into an Asset Purchase Agreement, by and among the Company, the Company subsidiaries listed on the signature pages thereto, SIJ Holdings, LLC (the “Purchaser”), and, solely for purposes of Sections 5.19 and 5.20, Chatham Asset Management, LLC (“Chatham”), and, solely for purposes of Section 8.3, Chatham Asset High Yield Master Fund, Ltd. (the “APA”), pursuant to which the Purchaser has agreed to acquire substantially all of the Company’s assets for a purchase price of approximately $312 million, comprised of (i) a credit bid of the Company’s first lien notes of an aggregate principal amount of $262,851,000 and (ii) $49,152,903 in cash. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the APA.

The APA remains subject to approval by the Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), along with other customary closing conditions. The Company will seek entry of an order (the “Sale Order”) approving the APA and the transactions contemplated thereby at the sale hearing, which is scheduled for August 4, 2020.

The APA includes a covenant that the parties will use reasonable best efforts to cause the closing of the transactions contemplated by the APA (the “Closing”) to be consummated, and will take any and all steps necessary to avoid or eliminate each and every impediment under any Antitrust Laws that may be asserted by any Governmental Entity with respect to the transactions contemplated by the APA.  The APA also includes certain covenants restricting the Company’s ability to operate the business during the period prior to Closing.

The APA includes certain termination rights for each party, including a termination right for the Purchaser if the Company receives a proposal from a Qualified Bidder (as defined in the Bidding Procedures) relating to the acquisition of any Acquired Assets which provides for an aggregate amount of cash consideration of no less than $315,000,000.

The APA contemplates that effective as of the Closing, (i) the Purchaser will issue New 1.5 Lien Notes to Chatham (or Affiliates thereof), in their capacity as holders for First Lien Notes Claims, in an amount equal to the principal amount First Lien Notes Claims held by Chatham (or Affiliates thereof), plus the applicable original issue discount amount and (ii) the Purchaser shall have entered into the New First Lien Term Loan Facility and shall be deemed to have borrowed the New First Lien Term Loans from all holders of First Lien Notes Claims (excluding Chatham (and its Affiliates)) in an amount equal to the principal amount of First Lien Notes Claims held by such holders of the First Lien Notes Claims. Brigade Capital Management, LP, one of the holders of the First Lien Notes Claims, and Chatham continue to work towards finalization of their Framework Agreement, the effectiveness of which is a closing condition under the APA.

The APA contemplates the employment by the Purchaser of substantially all of the Company’s employees (the “Transferred Employees”). The APA also provides that for a period of one year post-Closing, the Purchaser will provide each Transferred Employee with (i) base salary or wage rates and incentive compensation opportunity (not including equity compensation) that are, in the aggregate, not less than those in effect for each such Transferred Employee immediately prior to the Closing, and (ii) employee benefits, that, in the aggregate, are substantially comparable to those in effect for each such Transferred Employee immediately prior to the Closing. The APA also includes a release to the fullest extent permitted by law of the Released Claims with respect to certain Transferred Employees.

The foregoing is a summary of the terms of the APA and does not purport to include all of the terms of the APA. The summary of the APA is subject to, and qualified in its entirety by, the full text of the APA attached hereto as Exhibit 2.1 and incorporated herein by reference.

On July 24, 2020, the Company issued a press release announcing that it had entered into the APA. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the failure to obtain Bankruptcy Court approval of the APA; the failure to obtain regulatory approvals in a timely manner or otherwise; the fact that the Framework Agreement may not be agreed upon, which could cause certain closing conditions in the APA to be unsatisfied; the effects of the Bankruptcy Court rulings in the Chapter 11 proceedings and the outcome of the proceedings in general; the length of time the Company will operate in the Chapter 11 proceedings; as well as the other risks listed in the Company's publicly filed documents, including the Company's Annual Report on Form 10-K for the year ended December 29, 2019.  These forward-looking statements speak as of the time made and, except as required by law, we disclaim any intention and assume no obligation to update the forward-looking information contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1

Asset Purchase Agreement, by and among The McClatchy Company, the subsidiaries listed on the signature pages thereto, SIJ Holdings, LLC, and, solely for purposes of Sections 5.19 and 5.20, Chatham Asset Management, LLC, and, solely for purposes of Section 8.3, Chatham Asset High Yield Master Fund, Ltd., dated as of July 24, 2020.

99.1	Press release dated July 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 30, 2020		The McClatchy Company

	By:	/s/ Billie McConkey
Billie McConkey Vice President of People, General Counsel and Corporate Secretary